SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – November 26, 2010

Global Beverage Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28027	90-0093439
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1606 NW 23rd Ave
Ft. Lauderdale, Florida 33311
(Address of principal executive offices)

(954) 270-5309
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2:FINANCIAL INFORMATION

ITEM 2.01:COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 26, 2010, Global Beverage Solutions, Inc., (the “Company”) entered into an agreement to sell Aqua Maestro, Inc., a wholly-owned subsidiary of the Company, to Atlantic Coast Hospitality, Inc., in exchange for $25,000 in cash.  The purchase was consummated at a closing on November 26, 2010.

ITEM 9.01:FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired – Not required;
(b)	Pro forma financial information – Not required;
(c)	Shell Company Transactions – None
(d)	Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BEVERAGE SOLUTIONS, INC. By: /s/ Jerry Pearring Jerry Pearring, Chief Executive Officer

Date:   December 10, 2010